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                                                                    EXHIBIT 99.1

                               CERTIFICATE OF THE
                           CHIEF EXECUTIVE OFFICER OF
                          INDEPENDENT BANK CORPORATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

     I, Charles C. Van Loan, Chief Executive Officer of Independent Bank Corporation, certify, to the best of my knowledge and belief, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

     (1) The quarterly report on Form 10-Q for the quarterly period ended June 30, 2002, which this statement accompanies, fully complies with requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

     (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Independent Bank Corporation

                                                   INDEPENDENT BANK CORPORATION


Date:  August 12, 2002                             By:  /s/ Charles C. Van Loan
                                                        --------------------
                                                         Charles C. Van Loan
                                                   Its:  Chief Executive Officer